Exhibit 99.1

Midera Food Processing Completes Spin-Off, Begins Trading Tomorrow as Independent, Public Company

Leading global pure-play food processing technology platform with proven total line solutions, 30+ established brands and a differentiated growth strategy

Mark Salman, CEO, and seasoned management team bring decades of food processing expertise and a proven acquisition playbook to Midera’s public debut

Midera begins trading tomorrow, July 7, 2026, on Nasdaq under the ticker symbol “MFP”

ROSEMONT, Ill.— July 6, 2026 — Midera Food Processing, Inc. (“Midera” or the “Company”), a leading global pure-play food processing technology platform, today announced that its spin-off from The Middleby Corporation (NASDAQ: MIDD) (“Middleby”) is complete, and it will begin trading as an independent company under the ticker symbol “MFP,” effective at the market opening tomorrow, July 7, 2026. In connection with Midera’s public debut, the Company will ring the Closing Bell at Nasdaq on July 8, 2026.

Midera has a portfolio of 30+ industry-leading brands, a global equipment and systems installed base of more than 100,000 units, and a track record of delivering results through multiple economic cycles. The Company’s total line solutions play a key role in shaping how the world’s food gets made. Midera’s technological capabilities underpin the production of many of the world’s most widely consumed food categories – protein, bakery, and snack – and its expertise is directly aligned with the structural forces driving global food production.

“As an independent, publicly traded company, Midera enters the market in a strong financial position as we advance our growth strategy and invest in the technologies that will define the future of food production,” said Mark Salman, Chief Executive Officer of Midera. “We have built this platform through more than 30 acquisitions since 2005, developing disciplined capabilities in deal origination, integration and operational improvement. Our total line solutions allow us to do what no one else in the industry can: design, integrate, commission, and support a complete production line across protein, bakery, and snack categories. We look forward to being the partner global food manufacturers rely on as rising demand, labor scarcity, food safety requirements, and sustainability imperatives drive the next wave of investment in food processing technology.”

To complete the spin-off, which was effective as of today at 12:01 a.m. Eastern Time, Middleby distributed all of the issued and outstanding shares of Midera common stock to Middleby stockholders on the basis of one share of Midera common stock for every one share of Middleby common stock held as of 4:00 p.m. Central Time on June 26, 2026, the record date for the distribution.

Midera’s Experienced Leadership Team and Board of Directors

Midera begins its journey as an independent public company with a proven leadership team that brings decades of collective experience in food processing, industrial technology, and global operations. In addition to Mr. Salman, the executive team consists of Amy Campbell, Chief Financial Officer; Mark Bowie, Chief Operating Officer; and Matthew Fuchsen, Chief Strategy Officer. The Company’s leadership team has strong customer relationships across the protein, bakery, and snack processing markets and a long track record of driving innovation and operational excellence.

The management team is supported by a deep and highly experienced Board of Directors, chaired by Robert Nerbonne, a former director of Middleby and veteran chief executive in the commercial foodservice equipment industry. It also includes Mr. Salman; Carlos Fernandez Villena, former senior executive of JBT Corporation (now JBT Marel) and current Chairman of OptiCept Technologies AB; Timothy FitzGerald, Chief Executive Officer of Middleby; James Glerum, Jr., former Vice Chairman, Investment Banking at Citigroup and current director of Amcor plc and Tennant Company; Brian Jacoby, Founding Partner and Head of Research at Garden Investments and former Partner at Trian Fund Management; Cathy McCarthy, President and CEO of Cross Tack Consulting and a former director of Middleby; and Janet Zelenka, former Chief Financial Officer and Chief Information Officer of Stericycle, Inc. and current director of FTI Consulting, IDEAL Industries, and U.S. Venture. Together, the Board brings extensive public company governance, financial, and industry expertise to guide Midera.

About Midera Food Processing

Midera Food Processing provides food processing equipment and automation solutions for industrial protein, bakery, and snack producers, delivering total line solutions from preparation and thermal processing through packaging. With a portfolio of 30+ industry-leading brands reaching customers across six continents, Midera helps food processors produce safer, more consistent products while improving efficiency and reducing waste at scale. Headquartered in Rosemont, Illinois, the Company employs approximately 2,800 people worldwide. For more information about Midera, please visit www.midera.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations with respect to the Company’s future performance, strategy, growth opportunities and value creation following the completed spin-off from Middleby (the “Spin-off”). The Company cautions investors that such statements are estimates and are highly dependent upon a variety of factors. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The following are some of the important factors that could cause the Company’s actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; intense competition in the Company’s business including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the potential that the Company does not realize all of the expected benefits of the Spin-off; the failure of the Spin-off to qualify for the expected tax treatment; potential adverse effects of the Spin-off, including on the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; and other risks detailed in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investors

investors@midera.com

Media

midera@icrinc.com